TAXES ON INCOME (Schedule Of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating loss carry forward	$ 75,926	$ 71,653
Temporary differences mainly relating to Research and Development, reserves and allowances	28,429	25,773
Deferred tax asset before valuation allowance	104,355	97,426
Valuation allowance	(96,076)	(89,320)
Deferred tax asset	$ 8,279	$ 8,106